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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 2001


                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          TEXAS                         0-8493                  74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                 77008
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 7.  EXHIBITS.

Exhibit 99.1 Stewart & Stevenson "Presentation to Investors," also available on the Company's website at www.ssss.com

Item 9.  REGULATION FD DISCLOSURE.

On August 28, 2001, Stewart & Stevenson Services, Inc. (the "Company") will post on its website the "Presentation to Investors" that is attached hereto as
Exhibit 99.1.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    STEWART & STEVENSON SERVICES, INC.


Date:  August 28, 2001              By:     /s/ John H. Hoster
                                       ------------------------------------
                                    Name:   John H. Doster
                                    Title:  Senior Vice President and Chief
                                            Financial officer


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EXHIBIT INDEX

Company "Presentation to Investors."